SCHEDULE 1
to
MATURITY DRAWING CERTIFICATE

LIST OF MATURING CP NOTES

                                                       Stated
SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     MATURITY DATE














Total               ___________________
                    US $_______________


APPENDIX IV
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. ___________

ACCELERATION DRAWING CERTIFICATE

To:      National Westminster Bank PLC                   ____________, 19__
         c/o New York Branch                             [INSERT DATE]
         175 Water Street
         New York, N.Y.  l0038

Attention:  Alastair Dalzell

Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
        Westminster Bank PLC, (the "Bank") in favor of
        Manufacturers Hanover Trust Company, as
        Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

1. The undersigned individual is a duly authorized officer of the Beneficiary.

2.    The Beneficiary is the Depositary under the Depositary Agreement.

3.    We are in receipt of an Acceleration Notice.

4. Listed on the attached Schedule I (each page of which has been numbered and signed by a duly authorised officer of the Beneficiary) are all of the outstanding CP Notes on the date hereof.

5.    On behalf of the holder or holders of the one or more CP Notes listed on
Schedule I, we are hereby making demand for the payment of the aggregate sum of US $____________ under the Letter of Credit comprising US$_____ of the Principal Amount to pay in full the aggregate Face Amount thereof [and US$_______ representing the amount required to pay Additional Amounts thereunder.]+

6. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

7. The date hereof is not later than the fifteenth day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, on the next succeeding Business Day.

8. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid", and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company or Finance with a destruction certificate stating particulars of the cancelled Notes so destroyed.

9. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company or Finance. Such amount shall be invested only as permitted by the Depositary Agreement and applied by us solely to the payment of maturing CP Notes.

10.    Transfer instructions for the Special Account are as follows:

                Manufacturers Hanover Trust Company
                New York
                ABA: 02l000306
                Account Number              (Comdisco, Inc.) - 966002602
                                            (Comdisco Finance) - 966002610

11. he amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

12. Neither the Expiration Date nor the Principal Amount Reduction Date has occurred.

13. The amount drawn hereunder to pay Additional Amounts does not exceed the Additional Amounts which will be payable under the CP Notes listed on the attached Schedule I.]

IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________, 19--.


MANUFACTURERS HANOVER TRUST COMPANY
as Beneficiary


__________________________
[Title of Authorized Officer]



SCHEDULE I
to
ACCELERATION DRAWING CERTIFICATE

LIST OF OUTSTANDING CP NOTES

                                                       Stated
SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     MATURITY DATE














Total               ___________________
                    US $_______________


APPENDIX V
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT
No.  ____________

REQUEST FOR CHANGE IN PRINCIPAL AMOUNT
AND REDUCTION CERTIFICATE



                                                     ____________,199-_
To:     National Westminster Bank PLC                [INSERT DATE]
        c/o New York Branch
        175 Water Street
        New York, N.Y. l0038

cc:     Barclays Bank PLC
        75 Wall Street
        New York, NY l0265
        Attention:  Central Loans Administration Department, Agency Desk

     Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
             Westminster Bank PLC, (the "Bank") in favor of
             Manufacturers Hanover Trust Company, as
             Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

       In accordance with Clause 9 of the Facility Agreement and the Letter of Credit, we hereby direct that the Bank decrease the Principal Amount of the Letter of Credit such that on and after the later of (a) the Business Day following the date of receipt of this Certificate by the Bank and (b) __________ 19__ (the "Effective Date"), the Principal Amount of the Letter of Credit shall be equal to ______________ United States Dollars (U.S. $_________). In connection herewith, the undersigned individual for, in the name of and on behalf of the Company and Finance hereby CERTIFIES, REPRESENTS, WARRANTS AND CONFIRMS as follows:

        1. The undersigned individuals are duly authorized officers of the Company and Beneficiary respectively.

        2.     On and as of the date hereof and on and as of the Effective
Date:

(a) the new Principal Amount of the Letter of Credit is not greater than the Bank's L/C Obligation (as defined in the Facility Agreement) and is not less than the aggregate Face Amount of all outstanding CP Notes (excluding Delayed Notes); and

(b) this Certificate has been duly executed by the Company and the Depositary.

       3. This change in the Principal Amount which is the subject of this Certificate is equal to One Million United States Dollars (US $1,000,000) or a larger amount which is a whole multiple of One Thousand United States Dollars (US $l,000) in excess thereof.

       4.     The Beneficiary hereby authorises and directs the Bank to reduce
the Principal Amount of this Letter of Credit to U.S. $[      ] on the
Effective Date.

     5. Upon giving effect to this Certificate the Stated Principal Amount of the Letter of Credit will not be reduced below the aggregate Face Amount of CP Notes in respect of which a drawing has not been made under the Letter of Credit. The Beneficiary certifies that listed on the attached Schedule I are all of the outstanding CP Notes on the date hereof (other than the Delayed Notes).

     6.     The Beneficiary is the Depositary under the Depositary Agreement.

           IN WITNESS WHEREOF, this Request for Change in Principal Amount has been executed this ______ day of ____________, 19__.


                                  COMDISCO, INC.


                                  By:     ___________________________
                                          (Title of Authorized Officer]
                                           on its own behalf and on behalf of
                                           Comdisco Finance (Nederland) B.V.


ACKNOWLEDGED AND AGREED TO (OTHER THAN AS TO THE COMPANY'S REPRESENTATIONS IN PARAGRAPHS 1 AND 3 ABOVE) as of this ___ day of __________, l9__.


                         MANUFACTURERS HANOVER TRUST COMPANY
                         Beneficiary


                         By:     ____________________________
                                 [Title of Authorized Officer]


SCHEDULE I
to
REQUEST FOR CHANGE IN PRINCIPAL AMOUNT AND REDUCTION CERTIFICATE

LIST OF OUTSTANDING CP NOTES

                                                        Stated
SERIAL NUMBER      FACE AMOUNT      DATE OF ISSUANCE    MATURITY DATE














Total               ___________________
                    US $_______________


APPENDIX VI
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. ______________

PRINCIPAL AMOUNT AMENDMENT



Manufacturers Hanover Trust Company              _____________, 19__
2nd Floor, No. 1 Broadgate                        [INSERT DATE]
London EC2M 7HA

Attention:  ECP Unit

Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
        Westminster Bank PLC, (the "Bank") in favor of
        Manufacturers Hanover Trust Company, as
        Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

      We hereby notify you that, in accordance with the terms of the Letter of Credit, the Request for Change in Principal Amount and Reduction Certificate dated ________, 19__, and the Facility Agreement, effective as of _________, 19__, the Principal Amount of the Letter of Credit is equal to __________United States Dollars (US $____________).

     This Notice of Amendment Regarding Principal Amount should be attached to the Letter of Credit and made a part thereof.



                                   By__________________________________
                                        Authorized Officer
                                        National Westminster Bank PLC

                                   By___________________________________
                                        Authorized Officer
                                        National Westminster Bank PLC


APPENDIX VII
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. ______________

NOTICE OF EXTENSION OF STATED TERMINATION DATE



Manufacturers Hanover Trust Company           _____________, 19__
2nd Floor, No. 1 Broadgate                    [INSERT DATE]
London EC2M 7HA

Attention:  ECP Unit

Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
        Westminster Bank PLC, (the "Bank") in favor of
        Manufacturers Hanover Trust Company, as
        Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

      We hereby notify you that, in accordance with the terms of the Letter of Credit and the Facility Agreement, the Stated Termination Date of the Letter of Credit has been extended to _______________, _______.

     This Notice of Extension of Stated Termination Date should be attached to the Letter of Credit and made a part thereof.

                                   ______________________________________


                                   By____________________________________
                                        Authorized Officer
                                        National Westminster Bank PLC


                                   By____________________________________
                                        Authorized Officer
                                        National Westminster Bank PLC

APPENDIX VIII
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. _________________
NOTICE OF TRANSFER



To:      National Westminster Bank PLC        _____________, 19__
         c/o New York Branch                  [INSERT DATE]
         175 Water Street
         New York, N.Y. l0038

     Attention:  Alastair Dalzell

     Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
             Westminster Bank PLC, (the "BANK") in favor of
             Manufacturers Hanover Trust Company, as
             Depositary (the "BENEFICIARY") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

       The undersigned [Name of Transferor] (the "Transferor") has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Letter of Credit to [Name of Transferee] (the "Transferee") whose address is set out below and confirms that the Transferor no longer has any rights under or interest in said Letter of Credit.

        Transferor and Transferee have indicated on the face of said Letter of Credit that it has been transferred and assigned to Transferee subject to the terms and conditions of the Facility Agreement.

Transferee hereby certifies that it is a duly authorized Transferee under the Letter of Credit and is accordingly entitled, upon presentation of the documents called for therein, to receive payment thereunder and such transferee hereby consents and accepts and agrees to abide by the terms and conditions of the Depositary Agreement.


____________________________________          _______________________________
Name of Transferor                             Name of Transferee

By__________________________________          By_____________________________
    [Name and title of Authorized               [Name and Title of Authorized
    Officer of Transferor]                      Officer of Transferee]

____________________________________          _______________________________
                                             [Address of Transferee]

APPENDIX IX
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. ___________
EXPIRATION DRAWING CERTIFICATE


To:     National Westminster Bank PLC            ____________, 19__
        c/o New York Branch                      [INSERT DATE]
        175 Water Street
        New York, N.Y.  l0038

     Attention:  Alastair Dalzell

     Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
             Westminster Bank PLC,  (the "Bank") in favor of
             Manufacturers Hanover Trust Company, as
             Depositary (the "Beneficiary") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

     The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

     1. The undersigned individual is a duly authorized officer of the Beneficiary.

     2.     The Beneficiary is the Depositary under the Depositary Agreement.

     3. The Stated Termination Date has not been extended beyond the Stated Maturity Date of all of the outstanding CP Notes and we have not received a new letter of credit in substitution for the Letter of Credit covering all the outstanding CP Notes, available for drawing on the Business Day following the Stated Termination Date of the Letter of Credit and with a Stated Termination Date later than the Stated Maturity Date of all the outstanding CP Notes.

     4. Listed on the attached Schedule I are all of the outstanding CP Notes on the date hereof.

     5. The date hereof is not later than the fifteenth calendar day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

     6. On behalf of the holder or holders of the one or more CP Notes listed on Schedule I, we are hereby making demand for the payment of US $____________ under the Letter of Credit to pay in full the aggregate Face Amount thereof [and US$_______ representing the amount required to pay Additional Amounts thereunder.]+

       7. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

       8. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company or Finance. Such amount shall be invested only as permitted by the Depositary Agreement and applied by us solely to the payment of maturing CP Notes in accordance with the Depositary Agreement.

      9. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid" and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company or Finance with a destruction certificate stating particulars of the cancelled Notes so destroyed.

     10.     Transfer instructions for the Special Account are as follows:

          Manufacturers Hanover Trust Company
          New York
          ABA: 02l000306
          Account Number:     (Comdisco, Inc.) - 966002602
                             (Comdisco Finance) - 966002610

       11. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

        12. Neither the Expiration Date nor the Principal Amount Reduction Date has occurred.

        [13.     The amount drawn hereunder to pay Additional Amounts does not exceed the Additional Amounts which will be payable under the CP Notes listed on the attached Schedule 1.]

        IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________, 19--.


                         MANUFACTURERS HANOVER TRUST COMPANY
                         as Beneficiary

                         __________________________
                         [Title of Authorized Officer]

SCHEDULE I
to
EXPIRATION DRAWING CERTIFICATE

LIST OF OUTSTANDING CP NOTES

SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE












Total     ___________________
          US$________________





APPENDIX X
to
IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

No. _________________

ADDITIONAL AMOUNTS DRAWING CERTIFICATE

To:     National Westminster Bank PLC           _____________, 19__
        c/o New York Branch                     [INSERT DATE]
        175 Water Street
        New York, New York l0038

     Attention:  Alastair Dalzell

     Re: Irrevocable Transferable Letter of Credit No. _______ dated ____________, 1991, issued by National
             Westminster Bank PLC, (the "BANK") in favor of
             Manufacturers Hanover Trust Company, as
             Depositary (the "BENEFICIARy") (as amended through the date hereof, the "Letter of Credit")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

     The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

     1. The undersigned individual is a duly authorized officer of the Beneficiary.

     2.     The Beneficiary is the Depositary under the Depositary Agreement.

     3. On behalf of the holder or holders of the one or more CP Notes listed on the attached Schedule I maturing on the Stated Maturity Date set forth on such Schedule I, we are hereby making demand for the payment of US $____________ under the Letter of Credit to pay Additional Amounts under such CP Notes.

     4. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement and we have made a [Maturity] [Acceleration] [Expiration] Drawing in respect of each such CP Note.

     5. The date hereof is not later than the fifteenth day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

       6. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company or Finance. Such amount shall be applied by us solely to the payment of maturing CP Notes (except for Delayed Notes).

      7. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid", and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company or Finance with a destruction certificate stating particulars of the cancelled Notes so destroyed.

     8.     Transfer instructions for the Special Account are as follows:

          Manufacturers Hanover Trust Company
          New York
          ABA: 02l000306
          Account Number:     (Comdisco, Inc.) - 966002602
                              (Comdisco Finance) - 966002610


     9. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

     10.     The Expiration Date has not occurred.

     11. The amount drawn hereunder when added to any other amounts drawn to pay Additional Amounts under the CP Notes listed on the attached Schedule I does not exceed the Additional Amounts payable thereunder.

        IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________, 19--.


                         MANUFACTURERS HANOVER TRUST COMPANY_
                                            as Beneficiary


                         __________________________
                         [Title of Authorized Officer]
+ Delete as appropriate



                                  SCHEDULE I
                                      to
                    ADDITIONAL AMOUNTS DRAWING CERTIFICATE
                          LIST OF MATURING CP NOTES

SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE















Total     ___________________
          US$________________




                                  EXHIBIT Q

                                   PART II

                                  U.S. C.P.

                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT


                                                  No. _______________


                                                  _____________, 19__
                                                  [INSERT DATE]
Manufacturers Hanover Trust Company
as Depositary (the "DEPOSITARY")
under the Depositary Agreement
dated as of                 , 1991
between the Depositary, Comdisco, Inc.,
and ______________ (together with
all exhibits, attachments, appendices
and schedules thereto, as amended
from time to time, the "DEPOSITARY
AGREEMENT").

Attention:  Commercial Paper Issuance

Gentlemen:

       We, ______________ acting through our [New York/Chicago] branch (herein referred to as "WE", "US", "OUR" or the "BANK") hereby establish in your favor as fiduciary and Depositary for the benefit of the holders of the CP Notes (hereinafter defined), our Irrevocable Transferable Letter of Credit No. _______________ (together with Appendices I through and including IX hereto, as amended from time to time, this "LETTER OF CREDIT") at the request and for the account of Comdisco, Inc., a Delaware corporation, (the "COMPANY") whereby we irrevocably authorize you to draw on us, from time to time, from and after the date hereof to 5:00 p.m. New York time on the date (the "EXPIRATION DATE") (provided that if such date is not a Business Day (hereinafter defined), then on the first Business Day occurring thereafter) which is the earliest to occur
of:  (i) [            ] (such date and each date to which such date is
extended  in accordance herewith, the "STATED TERMINATION DATE"); (ii) fifteen
(l5) calendar days following our receipt from you and the Company of a certificate in the form of Appendix I hereto (appropriately completed) ("NOTICE OF TERMINATION"); (iii) the date on which we honor an Acceleration Drawing (hereinafter defined); (iv) the date on which we honor an Expiration Drawing (hereinafter defined); and (v) the later of (A) fifteen (l5) calendar days following your receipt of a notice in the form of Appendix II hereto (appropriately completed) (an "ACCELERATION NOTICE") from National Westminster Bank PLC (the "FACILITY AGENT") in which they notify you that an Event of Default has occurred under the Facility Agreement (hereinafter defined) and
(B) the Business Day following the day we shall have received an executed original of such notice (which includes an acknowledgment by you of your receipt and the date thereof and which acknowledgment you shall use your best endeavours to deliver to us within five Business Days of your receipt of the original notice), in a maximum aggregate amount (as may be decreased in accordance herewith, the "STATED AMOUNT") not exceeding _____________________________United States Dollars (US $_________) to pay the
Face Amount (hereinafter defined) of the COMDISCO [BAB/UBS] Series short-term commercial paper notes issued by the Company, and duly authenticated and delivered by you, pursuant to and in accordance with the Depositary Agreement (collectively, the "CP NOTES").

This Letter of Credit is available to you against presentation of the following documents (collectively, the "PAYMENT DOCUMENTS" and individually, a "PAYMENT DOCUMENT") presented to our [New York / Chicago] Branch at [
                                            ] Attention:  [             ]
Department (or to such other place or person as we may from time to time specify):

A certificate (i) in the form attached as Appendix III hereto to pay the Face Amount (hereinafter defined) of CP Notes on the Stated Maturity Date (hereinafter defined) thereof (each, a "MATURITY DRAWING"), or (ii) in the form of Appendix IV hereto to pay the Face Amount of all outstanding CP Notes upon your receipt of an Acceleration Notice (an "ACCELERATION DRAWING"), or
(iii) in the form of Appendix IX hereto to pay the Face Amount of all outstanding CP Notes (an "EXPIRATION DRAWING"). Each certificate (appropriately completed) is to state therein that it is given by your duly authorised officer and is to be dated the date such certificate is presented hereunder.

        A Maturity Drawing shall be presented no earlier than the Business Day (herinafter defined) prior to the Stated Maturity Date (hereinafter defined) of the CP Notes and no later than the earlier of (a) the Expiration Date and
(b) the fifteenth day following the Stated Maturity Date of the CP Notes, or if such fifteenth day is not a Business Day, the next succceeding Business Day.

       An Expiration Drawing shall only take place where, prior to l5 calendar days before the Stated Termination Date of a Letter of Credit (the "EXPIRING LETTER OF CREDIT"), either (a) such Stated Termination Date shall not have been extended to a date being the earlier of (i) twelve months after such Stated Termination Date and (ii) the date being two Business Days prior to the Final Maturity Date (as defined in the Facility Agreement) (the "REVISED STATED TERMINATION DATE") or (b) a new Letter of Credit in substitution for the Expiring Letter of Credit has not been issued in like amount but with the Revised Stated Termination Date and to be available for drawing on the Business Day following the Stated Termination Date of the Expiring Letter of Credit.

     All drawings shall be made by telecopy or other facsimile telecommunication without further need of documentation, including the original of this Letter of Credit, it being understood that each Payment Document submitted via such telecopy or other facsimile telecommunication is to be the sole operative instrument of drawing.

     We agree to honor and pay the amount of any Maturity Drawing, or Acceleration Drawing or Expiration Drawing if timely presented to us in compliance with all of the terms of this Letter of Credit. If such drawing certificate is presented prior to 3:00 p.m., New York time, on a Business Day, payment shall be made by us to you of the amount specified, in immediately available funds, before 10:30 a.m., New York time, on the next Business Day. If any such drawing certificate is presented after 3:00 p.m., New York time, on a Business Day, payment shall be made by us to you of the amount specified in immediately available funds, by the close of our business, New York time, on the next Business Day.

All payments to be made by us hereunder shall be made to the special purpose trust account (the "SPECIAL ACCOUNT") established by you, entitled "COMDISCO [BAB/UBS] CP Noteholders Special Account", for the benefit of the holders, from time to time, of the CP Notes and pursuant to the transfer instructions provided by you to us in your applicable Payment Document. All payments made by us under this Letter of Credit shall be made by us with our own general funds and in no event shall such payments be made with funds obtained from the Company.

     If a demand for payment made hereunder does not, in any instance, conform in all substantial respects to the terms and conditions of this Letter of Credit, the Bank shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Bank will, upon your instructions, hold any documents at your disposal or return the same to you. Upon your being notified by us that the demand for payment was not effectuated in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment in accordance with the terms and procedures set forth in this Letter of Credit prior to the expiry hereof.

       No increase in the Stated Amount shall be permitted. The Stated Amount may be decreased by notice from the Company and you. Any decrease shall be effective on the later of (i) the Business Day following our receipt of a certificate in the form attached hereto as Appendix V (which you shall copy to Barclays Bank PLC, 75 Wall Street, New York, NY l0265, Attention: Central Loans Administration Department, Agency Desk), appropriately completed and signed by the Company) and acknowledged by the Depositary (a "REQUEST FOR CHANGE IN STATED AMOUNT AND REDUCTION CERTIFICATE") and (ii) the date defined in the Request for Change in Stated Amount and Reduction Certificate as the "Effective Date". Within ten (10) Business Days of the receipt by us of a Request for Change in Stated Amount and Reduction Certificate, we shall deliver to you an amendment to this Letter of Credit substantially in the form attached hereto as Appendix VI (appropriately completed) confirming the new Stated Amount (a "STATED AMOUNT AMENDMENT"). Failure to deliver to you a Stated Amount Amendment in accordance with the foregoing shall not affect the reduction in Stated Amount pursuant to the Request for Change in Stated Amount and Reduction Certificate. In no event may the Stated Amount of this Letter of Credit be reduced below the Face Amount of all outstanding CP Notes (as certified by the Beneficiary) other than the Delayed Notes as defined in the Depositary Agreement.

Upon any decrease in the Stated Amount we may alternatively deliver to you a substitute Letter of Credit (having the same terms and provisions as this
Letter  of  Credit).   If we deliver to you such a substitute Letter of Credit
you shall simultaneously surrender to us for cancellation this Letter of Credit together with all prior amendments thereto then in your possession.

The amount of each Maturity Drawing shall automatically reinstate upon payment of the amount thereof by us to you in an amount equal to the amount thereof. The Available Amount (as defined below) of this Letter of Credit shall be reduced immediately and automatically to zero upon our honoring and payment of the amount demanded by you pursuant to an Acceleration Drawing or an Expiration Drawing hereunder and following an Acceleration Drawing or an Expiration Drawing the Available Amount of this Letter of Credit shall not be reinstated under any circumstances.

"AVAILABLE AMOUNT" of this Letter of Credit means (1) on or before the Expiration Date, an amount equal to the lesser of (i) the Stated Amount then in effect and (ii) the Face Amount of all outstanding CP Notes (as certified by the Beneficiary) and (2) after the Expiration Date, zero.

"BUSINESS DAY" means any day other than a Saturday or Sunday or legal holiday or a day on which banks located in Chicago, Illinois, or New York, New York are required or authorized by law (or any other appropriate authority) to be closed.

"FACE AMOUNT" means, with respect to each CP Note, the face amount of such CP Note which is specified in such CP Note as the amount which is due and payable on the Stated Maturity Date of such CP Note.

"FACILITY AGREEMENT" means that certain facility agreement dated June 4, l99l as amended by exchange of faxes dated on or about August 9, 1991 by and among National Westminster Bank PLC as Arranger and the other banks party thereto and the Company together providing for a revolving credit facility of U.S. $355,000,000 and together with all exhibits, schedules, attachments and appendices thereto, as amended from time to time.

"STATED MATURITY DATE" means, with respect to each CP Note, the date specified in such CP Note as the date on which the Face Amount of such CP Note is due and payable.

       Prior to the Expiration Date, we may extend the Stated Termination Date from time to time at the request of the Company notified to the Letter of Credit Agent by delivering to the Depositary an amendment to this Letter of Credit in the form of Appendix VII hereto (appropriately completed) designating the date to which the Stated Termination Date is being extended. All references in this Letter of Credit to the Stated Termination Date shall be deemed to be, and shall be, references to the date designated as such in such notice. Any date to which the Stated Termination Date has been extended as herein provided may be extended in a like manner.

     At 5:00 p.m., New York time, on the Expiration Date, this Letter of Credit shall automatically terminate without prejudice to the Bank's obligation hereunder, if any, to honor and pay all conforming draws presented hereunder prior to such time. Upon termination of this Letter of Credit you shall return the Letter of Credit to us for cancellation by delivery to the Bank for such purpose, provided that failure to so deliver or return the Letter of Credit shall not affect the termination thereof.

         The Letter of Credit is transferable in whole only and solely to your successor as Depositary approved by the Bank and others pursuant to the Depositary Agreement provided, however, that such transfer shall not include any of the transferor's rights in or under this Letter of Credit with respect to any CP Notes outstanding on the date of such transfer and you shall remain entitled to draw hereunder with respect thereto subject to the terms and conditions of this Letter of Credit, provided further, however, that any reinstatement of this Letter of Credit as to such drawings shall be for the sole benefit of your successor. Any such transfer (including any successive transfer) shall be effective upon receipt by us of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Appendix VIII hereto (appropriately completed) (which shall be conclusive evidence of such transfer) and, in such case, the transferee instead of the transferor shall, without the necessity of further action, but subject to the above proviso, be entitled to all the benefits and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates of the Depositary to be provided hereunder shall be signed by one who states therein that he or she is a duly authorized officer of the transferee.

      This Letter of Credit is intended to provide only for the payment of the Face Amount of the CP Notes other than Delayed Notes (as defined in the Depositary Agreement). Accordingly, in actions taken by you as beneficiary of this Letter of Credit you shall not be acting as an agent of the Company but shall be acting as a fiduciary on behalf of the owners or holders of the CP Notes.

     Only the Depositary may make drawings under this Letter of Credit in respect of the CP Notes. Upon payment to the Depositary of any such drawing hereunder, we shall be discharged in full with respect to such drawing and the holders of the CP Notes (other than the Delayed Notes) shall look solely to you for the application of such payments to the CP Notes related to such drawing, including, without limitation, the payment at maturity of the CP Notes for which an Acceleration Drawing or an Expiration Drawing has been made.

     All communications with respect to this Letter of Credit [(other than the Payment Documents which shall be sent to our Chicago branch at [
          ] and other certificates set forth in the Appendices to this Letter of Credit (which shall be addressed as set forth therein) shall be addressed to us at __________________________________________________ Attention: [
       ] Department (or to such other address or person as we may notify to you from time to time) specifically referring to the number of this Letter of Credit.

     To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Commercial Customs and Practice for Documentary Credits, l983 Revision, ICC Publication No. 400 (the "UNIFORM CUSTOMS"), except Article 45 and the first two sentences of Article 54(e) thereof. As to matters not governed by the Uniform Customs, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York.

     This Letter of Credit, as amended from time to time, together with Appendices I through IX hereto, set forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.


                                             By ____________________
                                             Its_____________________

                                             By_____________________

                                             Its_____________________


                                  APPENDIX I
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                             No. _____________
                            NOTICE OF TERMINATION


To:     [The Issuing Bank]                 ___________19__
                                           [INSERTDATE]

Attention:  [Letter of Credit] Department

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________ Branch (the "BANK") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "BENEFICIARY") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

              Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

          Each of the undersigned hereby certifies and confirms that (i) he or she is a duly authorized officer of the Company or the Depositary, as the case may be, (ii) [no CP Notes are outstanding] or [all drawings required to be made under the Depositary Agreement and available under the Letter of Credit as to outstanding CP Notes have been made and honored] or [a substitute letter of credit has been issued to replace the Letter of Credit in accordance with Clause 9 of the Facility Agreement]* and (iii) accordingly, said Letter of Credit shall be terminated in accordance with its terms.

                         COMDISCO, INC.

                         By_________________________
                           [Title of Authorized Officer]


                         MANUFACTURERS HANOVER TRUST COMPANY_
                         as Beneficiary


                         By____________________________
                         [Title of Authorized Officer]
_______________________
*     Insert appropriate statement


                                 APPENDIX II
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                             No. _________________
                         ACCELERATION NOTICE


Manufacturers  Hanover  Trust  Company                   _____________,19__
40 Wall Street,                                          [INSERT DATE]
20th Floor
New York, New York 10015

Attention:  Commercial Paper Issuance
c.c.        Letter of Credit Agent
            and the Bank

           Re:   Irrevocable Transferable Letter of Credit No. __________
                 dated ________, 1991,  issued by [                      ]
                 (the "BANK") in favor of Manufacturers Hanover Trust
                 Company, as depositary                     (the
                 "BENEFICIARY") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

              Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

          We hereby notify you that an Event of Default has occurred under the Facility Agreement and direct that you make an Acceleration Drawing under the Letter of Credit.

          We hereby direct that you shall not, on receipt of this notice, authenticate or deliver any new CP Notes under the Depositary Agreement other than in respect of purchases irrevocably committed to by the Dealers (as defined in the Depositary Agreement) prior to your receipt of this notice.

           Pursuant to the terms of the Letter of Credit, the Letter of Credit shall expire on the date which is the later of fifteen (l5) calendar days following Beneficiary's receipt of this notice and the Business Day after the day of the Bank's receipt of this notice which includes an acknowledgement by the Beneficiary of its receipt and the date thereof.

Please acknowledge receipt and the date thereof on the enclosed copy of this Notice.

                              NATIONAL WESTMINSTER BANK PLC
                              as Facility Agent



                              By___________________________
                                 Title of Authorized Officer


Receipt of this Notice on __________ 199  is hereby acknowledged.


                              MANUFACTURERS HANOVER TRUST COMPANY
                              as Beneficiary


                              By_________________________________
                              Title of Authorised Officer


                                 APPENDIX III
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                             No. _________________

                         MATURITY DRAWING CERTIFICATE

To:[The Issuing Bank]                                   _____________, 19__

Attention:  [Letter of Credit] Department

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________, (the "BANK") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "BENEFICIARY") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

     The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

     1. The undersigned individual is a duly authorized officer of the Beneficiary.

     2.     The Beneficiary is the Depositary under the Depositary Agreement.

     3. On behalf of the holder or holders of the one or more CP Notes listed on the attached Schedule I maturing on the Stated Maturity Date set forth on such Schedule I, we are hereby making demand for the payment of US $____________ under the Letter of Credit to pay in full the aggregate Face Amount thereof.

       4. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

      5. The date hereof is not earlier than the Business Day prior to the Stated Maturity Date of such CP Notes nor later than the fifteenth day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

       6. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company. Such amount shall be applied by us solely to the payment of maturing CP Notes (except for Delayed Notes).

      7. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid", and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company with a destruction certificate stating particulars of the cancelled Notes so destroyed.

     8.     Transfer instructions for the Special Account are as follows:

               Manufacturers Hanover Trust Company
               New York
               ABA: 021000306
               Account Number:-_

     9. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

     10.     The Expiration Date has not occurred.

        IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________, 19--.


                         MANUFACTURERS HANOVER TRUST COMPANY
                         as Beneficiary


                         __________________________
                         [Title of Authorized Officer]


                                 SCHEDULE I
                                      to
                         MATURITY DRAWING CERTIFICATE

                          LIST OF MATURING CP NOTES


SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE


















Total     ___________________
          US$________________




                                APPENDIX IV
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                            No. ___________
                       ACCELERATION DRAWING CERTIFICATE



To:  [The  Issuing  Bank]                             ____________, 19__


Attention:  [Letter of Credit] Department

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________,  (the "BANK") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "BENEFICIARY") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

     The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

         1. The undersigned individual is a duly authorized officer of the Beneficiary.

     2.     The Beneficiary is the Depositary under the Depositary Agreement.

     3.     We are in receipt of an Acceleration Notice.

     4. Listed on the attached Schedule I are all of the outstanding CP Notes on the date hereof.

     5. On behalf of the holder or holders of the one or more CP Notes listed on Schedule I, we are hereby making demand for the payment of the aggregate sum of US $____________ under the Letter of Credit to pay in full the aggregate Face Amount thereof.

     6. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

      7. The date hereof is not later than the fifteenth day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

      8. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid", and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company with a destruction certificate stating particulars of the cancelled Notes so destroyed.

       9. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company. Such amount shall be invested only as permitted by the Depositary Agreement and applied by us solely to the payment of maturing
 CP Notes.

     10.     Transfer instructions for the Special Account are as follows:

               Manufacturers Hanover Trust Company
               New York
               ABA: 021000306
               Account Number:-

       11. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

     12.     The Expiration Date has not occurred.

          IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________, 19--.


                         MANUFACTURERS HANOVER TRUST COMPANY
                             as Beneficiary


                         __________________________
                         [Title of Authorized Officer]



                                 SCHEDULE I
                                      to
                       ACCELERATION DRAWING CERTIFICATE

                        LIST OF OUTSTANDING CP NOTES


SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE


















Total     ___________________
          US$________________



                                  APPENDIX V
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT
                                                        No. ____________

                     REQUEST FOR CHANGE IN STATED AMOUNT
                          AND REDUCTION CERTIFICATE



                                                  ____________,199-_
To:     [The Issuing Bank]

cc:     Barclays Bank PLC
        75 Wall Street
        New York, N.Y. l0265

     Attention:  Central Loans Administration Department, Agency Desk



          Re:     Irrevocable Transferable Letter of Credit No. _______
                   ________dated ____________, 1991, issued by
                   __________________________, (the "BANK") in
                   favor of Manufacturers Hanover Trust Company, as Depositary (the "BENEFICIARY") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

       In accordance with Clause 9 of the Facility Agreement and the Letter of Credit, we hereby direct that the Bank decrease the Stated Amount of the Letter of Credit such that on and after the later of (a) the Business Day following the date of receipt of this Certificate by the Bank and (b) __________ 19__ (the "EFFECTIVE DATE"), the Stated Amount of the Letter of Credit shall be equal to ______________ United States Dollars (U.S. $_________). In connection herewith, the undersigned individual for, in the name of and on behalf of the Company hereby CERTIFIES, REPRESENTS, WARRANTS AND CONFIRMS as follows:

        1. The undersigned individuals are duly authorized officers of the Company and Beneficiary respectively.

     2.     On and as of the date hereof and on and as of the Effective Date:

      a) the new Stated Amount of the Letter of Credit is not greater than the Bank's L/C Obligation (as defined in the Facility Agreement) and is not less than the Available Amount then in effect; and

        (b) this Certificate has been duly executed by the Company and the Depositary.

        3. This change in the Stated Amount which is the subject of this Certificate is equal to One Million United States Dollars (US $l,000,000) or a larger amount which is a whole multiple of One Thousand United States Dollars (US $l,000) in excess thereof.

       4.     The Beneficiary hereby authorises and directs the Bank to reduce
 the Stated Amount of this Letter of Credit to U.S. $[      ] on the Effective
 Date.

        5. Upon giving effect to this Certificate the Stated Amount of the Letter of Credit will not be reduced below the aggregate Face Amount of CP Notes in respect of which a drawing has not been made under the Letter of
 Credit.  The Beneficiary certifies that listed on the attached Schedule I are all of the outstanding CP Notes on the date hereof (other than the Delayed Notes).

     6.     The Beneficiary is the Depositary under the Depositary Agreement.

IN WITNESS WHEREOF, this Request for Change in Stated Amount has been executed this ______ day of ____________, 19__.


                                   COMDISCO, INC.


                                   By:________________________________
                                   (Title of Authorized Officer]



ACKNOWLEDGED AND AGREED TO as of this ___ day of __________, l9__.


                                  MANUFACTURERS HANOVER TRUST COMPANY
                                              Beneficiary


                                    By:_________________________________
                                       [Title of Authorized Officer]



                                 SCHEDULE I
                                      to
        REQUEST FOR CHANGE IN STATED AMOUNT AND REDUCTION CERTIFICATE

                        LIST OF OUTSTANDING CP NOTES

SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE


















Total     ___________________
          US$________________




                                 APPENDIX VI
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                            No. ______________

                           STATED AMOUNT AMENDMENT



Manufacturers  Hanover  Trust  Company               _____________, 19__
40 Wall Street                                       [INSERT DATE]
20th Floor
New York New York 10015


Attention:  Commercial Paper Issuance

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________, (the "Bank") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "Beneficiary") (as amended through the DATE HEREOF, THE "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

      We hereby notify you that, in accordance with the terms of the Letter of Credit, the Request for Change in Stated Amount and Reduction Certificate dated ________, 19__, and the Facility Agreement, effective as of _________, 19__, the Stated Amount of the Letter of Credit is equal to __________United States Dollars (US $____________).


        This Notice of Amendment Regarding Stated Amount should be attached to the Letter of Credit and made a part thereof.



                                   By__________________________________
                                   Authorized Officer
                                   [Issuing Bank]

                                   By___________________________________
                                   Authorized Officer
                                   [Issuing Bank]


                                 APPENDIX VII
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                            No. ______________

                NOTICE OF EXTENSION OF STATED TERMINATION DATE

Manufacturers Hanover Trust Company                       _____________,19__
40 Wall Street                                            [INSERT DATE]
20th Floor
New York New York 10015


Attention:  Commercial Paper Issuance

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________, (the "Bank") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "Beneficiary") (as amended through the DATE HEREOF, THE "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

      We hereby notify you that, in accordance with the terms of the Letter of Credit and the Facility Agreement, the Stated Termination Date of the Letter of Credit has been extended to _______________, _______.

     This Notice of Extension of Stated Termination Date should be attached to the Letter of Credit and made a part thereof.

                                   ______________________________________


                                   By____________________________________
                                   Authorized Officer
                                     [Issuing Bank]


                                   By____________________________________
                                   Authorized Officer
                                   [Issuing Bank]



                                APPENDIX VIII
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                           No. _________________

                              NOTICE OF TRANSFER

To: [The Issuing Bank]                                   _____________, 19__
                                                         [INSERT DATE]

Attention:  [Letter of Credit] Department

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________, (the "BANK") in
                  favor of MANUFACTURERS HANOVER TRUST COMPANY_, as Depositary (the "Beneficiary") (as amended through the date hereof, the "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

       The undersigned [Name of Transferor] (the "Transferor") has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Letter of Credit to [Name of Transferee] (the "Transferee") whose address is set out below and confirms that the Transferor no longer has any rights under or interest in said Letter of Credit.

     Notwithstanding the foregoing, the Transferor has not assigned or transferred to the Transferee, and does not hereby assign or transfer to Transferee, any of its rights in or under said Letter of Credit with respect to any of the CP Notes outstanding on the date hereof; and the Transferor hereby confirms that it retains all rights under and interest in said Letter of Credit with respect to all such CP Notes and the Transferee acknowledges such retention of rights. All of the CP Notes outstanding on the date hereof are listed on the attached Schedule I. The aggregate Face Amount thereof is U.S. $_________________. The Transferee acknowledges and agrees that its drawing rights under the Letter of Credit shall be net of the drawing rights retained by the Transferor as to CP Notes outstanding on the date hereof. Accordingly, this transfer shall not be deemed to increase the Stated Amount of the Letter of Credit.

         So long as such CP Notes authenticated by the Transferor shall remain outstanding (other than Delayed Notes as defined in the Depositary Agreement), the Transferor shall, in addition to the Transferee, continue to be a beneficiary and Depositary under the Letter of Credit and the Depositary Agreement as to such CP Notes and accordingly: (i) any Notice of Termination and Request for Change in Stated Amount and Reduction Certificate shall require the execution of both Transferor and Transferee, (ii) separate Maturity Drawing Certificates, Acceleration Drawing Certificates and Expiration Drawing Certificates shall be presented by Transferor and Transferee as to the respective CP Notes authenticated by each as Depositary and the statements made in such Certificates shall relate to such CP Notes authenticated by each; (iii) original Notices of Amendment to the Letter of Credit shall be given by the Bank to the Transferee with a copy thereof to the Transferor, but the failure of the Bank to give such Notices shall not affect the validity or effectiveness of any amendments, (iv) the Acceleration Notice shall be given by the Facility Agent to both Transferor and Transferee, (v) for purposes of determining the Expiration Date as to rights of Transferor and Transferee, the date of honor by the Bank of an Acceleration Drawing or Expiration Drawing made by Transferor or Transferee shall effect an expiration of their respective rights only, and (vi) reference in the Letter of Credit to "you" shall refer to both the Transferor and the Transferee as to their respective interests, provided, however, that any reinstatement of the Letter of Credit as to the Maturity Drawings shall be for the sole benefit of the Transferee. Nothing herein contained shall enlarge the duties or responsibilities of the Bank under the Letter of Credit or the Depositary Agreement.

        Transferor and Transferee have indicated on the face of said Letter of Credit that it has been transferred and assigned to Transferee subject to the terms and conditions of the Facility Agreement.

Transferee hereby certifies that it is a duly authorized Transferee under the Letter of Credit and is accordingly entitled, upon presentation of the documents called for therein, to receive payment thereunder and such transferee hereby consents and accepts and agrees to abide by the terms and conditions of the Depositary Agreement.


____________________________________          _______________________________
Name of Transfero                             Name of Transferee

By______________________________              By_____________________________
[Name  and  title of Authorized                  [Name and Title of Authorized
Officer of Transferor]                            Officer of Transferee]

____________________________________      ____________________________________
[Address of Transferee]


                                 SCHEDULE I
                                      to
                              NOTICE OF TRANSFER

                        LIST OF OUTSTANDING CP NOTES


SERIAL NUMBER     FACE AMOUNT     DATE OF ISSUANCE     STATED MATURITY DATE


















Total     ___________________
          US$________________



                                 APPENDIX IX
                                      to
                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                         No. ___________
                        EXPIRATION DRAWING CERTIFICATE



To:     [The Issuing Bank]                               ____________, 19__


Attention:  [Letter of Credit] Department

          Re: Irrevocable Transferable Letter of Credit No. _______ ________dated ____________, 1991, issued by
                  __________________________,  (the "Bank") in
                  favor of Manufacturers Hanover Trust Company, as Depositary (the "Beneficiary") (as amended through the DATE HEREOF, THE "LETTER OF CREDIT")

Gentlemen:

      Unless otherwise defined herein, all terms and phrases which are defined in the Letter of Credit shall have the same meaning when used herein as that which is ascribed to them in the Letter of Credit.

     The undersigned individual hereby CERTIFIES AND CONFIRMS for, in the name of and on behalf of the Beneficiary acting under the Depositary Agreement as follows:

         1. The undersigned individual is a duly authorized officer of the Beneficiary.

     2.     The Beneficiary is the Depositary under the Depositary Agreement.

     3. The Stated Termination Date has not been extended beyond the Stated Maturity Date of all of the outstanding CP Notes and we have not received a new letter of credit in substitution for the Letter of Credit covering all the outstanding CP Notes, available for drawing on the Business Day following the Stated Termination Date of the Letter of Credit and with a
 Stated Termination Date later than the Stated Maturity Date of all the outstanding CP Notes.

        4. Listed on the attached Schedule I are all of the outstanding CP Notes on the date hereof.

     5. The date hereof is not later than the fifteenth calendar day following the Stated Maturity Date of such CP Notes or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

         6. On behalf of the holder or holders of the one or more CP Notes listed on Schedule I, we are hereby making demand for the payment of US
  $____________ under the Letter of Credit to pay in full the aggregate Face Amount thereof.

       7. Each such CP Note was authenticated and delivered by us pursuant to and in accordance with the Depositary Agreement.

       8. The amount requested hereby shall be deposited by us directly to the Special Account and not to any other account maintained by or for the account of the Company. Such amount shall be invested only as permitted by the Depositary Agreement and applied by us solely to the payment of maturing
 CP Notes in accordance with the Depositary Agreement.

      9. When the CP Notes have been presented for payment and paid by us, we will cancel the same, mark each such CP Note "paid" and, unless otherwise instructed by the Company, destroy the cancelled Notes from time to time and furnish the Company with a destruction certificate stating particulars of the cancelled Notes so destroyed.

     10.     Transfer instructions for the Special Account are as follows:

          Manufacturers Hanover Trust Company
          New York
          ABA: 021000306
          Account Number:-

       11. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Letter of Credit and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

     12.     The Expiration Date has not occurred.

IN WITNESS WHEREOF, this Certificate has been executed this __________ day of ____________,
19--.


                         MANUFACTURERS HANOVER TRUST COMPANY
                         as Beneficiary


                         __________________________
                         [Title of Authorized Officer]


                                 SCHEDULE I
                                      to
                        EXPIRATION DRAWING CERTIFICATE

                        LIST OF OUTSTANDING CP NOTES

                                                            Stated
SERIAL NUMBER       FACE AMOUNT        DATE OF ISSUANCE     MATURITY DATE














Total               ___________________
                    US $_______________



                                  EXHIBIT R

                          CLAUSE  15.4(D)(I) LETTER





DATE



To:     Comdisco Inc.
        6lll North River Road
        Rosemont, IL 600l8

        and its Specified Subsidiaries
        [                            ]

For the attention of:     Raymond J. Siegel
                          Vice President and Treasurer

Dear Sirs,

       We refer to the facility agreement [to be dated today's date] and to be made between yourselves (1), National Westminster Bank PLC, as arranger (2), the Banks (as defined therein) (3), National Westminster Bank PLC as facility agent and as tender panel agent (4) National Westminster Bank PLC as swingline agent (5) and Barclays Bank PLC as letter of credit agent (6) in respect of a revolving credit facility of U.S.$300,000,000 (the "FACILITY AGREEMENT").

     Terms defined in the Facility Agreement shall have the same meanings when used in this letter.

     We write to confirm that this is the letter referred to in Clause 15.4(d)(i) of the Facility Agreement and that, as at [the Signing Date,] we are entitled to receive all payments made by [
     ] in [currency] under the Facility Agreement without deduction or withholding for or on account of any Relevant Taxes.

Yours faithfully,



.......................
for and on behalf of
[Financial Institution]


                                 SIGNATORIES
                           (to Original Agreement)

COMPANY

COMDISCO, INC.

By:  R. Siegel


ARRANGER

NATIONAL WESTMINSTER BANK PLC
By:  A. K. Obbard


BANKS

NATIONAL WESTMINSTER BANK PLC

By:  A. K. Obbard



NATIONAL WESTMINSTER BANK, S.A.
By:  A. K. Obbard

G. Boileau


BARCLAYS BANK PLC

By:  J. Onischuk


UNION BANK OF SWITZERLAND, CHICAGO BRANCH

By:  R. R. Reuter, Denis J. Campbell IV


BHF-BANK

By:  Linda Pace                              .
Peter Mayer, AVP

CREDIT LYONNAIS CHICAGO BRANCH

By:  Vladimir Labun


CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:  L. Jourdan

BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

By:  S. Atwell, AVP
Gunter Dunkel, EVPS.

DRESDNER BANK AG, CHICAGO AND GRAND CAYMAN BRANCHES


By:  J. Beaudouin, VP
By:  W. J. Murray, AVP

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND CAYMAN ISLAND BRANCHES

By:  David H. Pfeiffer, VP
David H. Pfeiffer, VP

NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:  Jens A. Westrick
By:  Stephen K. Hunter

BANCO HISPANO AMERICANO, S.A., GRAND CAYMAN BRANCH

By:  A. K. Obbard

BANCO HISPANO AMERICANO, S.A., PARIS BRANCH

By:  A. K. Obbard

BANCO HISPANO AMERICANO (BENELUX), S.A./N.V.

By:  A. K. Obbard
Leonardo Cabellero

BANQUE NATIONALE DE PARIS

By:  Leonard O. Bone

FACILITY AGENT AND TENDER PANEL AGENT

NATIONAL WESTMINSTER BANK PLC

By:  A. K. Obbard

SWINGLINE AGENT

NATIONAL WESTMINSTER BANK PLC

By:  A. K. Obbard


LETTER OF CREDIT AGENT

BARCLAYS BANK PLC

By:  J. Onischuk





COMPOSITE CONFORMED COPY







                              FACILITY AGREEMENT

                             DATED JUNE 4, 1991
                               (AS AMENDED BY
                           SUPPLEMENTAL AGREEMENTS
                           DATED AUGUST 27, 1991,
                               APRIL 20, 1992,
                              SEPTEMBER 21, 1992
                                APRIL 23, 1993
                                 MAY 9, 1994,
                             AUGUST 12, 1994 AND
                              DECEMBER 30, 1994)

                              U.S.$ 300,000,000


                          REVOLVING CREDIT FACILITY

                                     FOR

                                COMDISCO, INC.


                                 ARRANGED BY

                        NATIONAL WESTMINSTER BANK PLC














TABLE OF CONTENTS
1. Interpretation                                                  1
2. Facilities                                                     23
3. Existing Facility Agreement and Purpose of the Facilities      24
4. Conditions Precedent                                           25
5. Utilisations of the Underwritten Advance Facility              27
6. Utilisations of the Uncommitted Advance Facility               30
7. Utilisations of the Uncommitted Bankers' Acceptance Facility   33
8. Utilisations of the Swingline Advance Facility                 38
9. CP Programmes and Letter of Credit Facility                    40
10. Reduction And Cancellation of the Total Commitments           56
11. Availability of Optional Currencies                           57
12. Interest                                                      58
13. Repayment and Prepayment of Advances and Payment of Bills     60
14. Market Disruption                                             61
15. Payments                                                      63
16. Increased Costs                                               69
17. Illegality                                                    71
18. Guarantee                                                     71
19. Representations And Warranties                                74
20. Covenants                                                     77
21. Default                                                       85
22. Accounts as Evidence                                          90
23. The Agents, the Arranger and the Issuing Banks                90
24. Fees                                                          95
25. Expenses                                                      96
26. Stamp Duties                                                  97
27. Amendments, Waivers, Remedies Cumulative                      97
28. Notices                                                       99
29. Alterations to the Contracting Parties                       100
30. Set-Off                                                      106
31. Indemnities                                                  106
32. Pro Rata Sharing                                             107
33. Governing Law                                                108
34. Jurisdiction                                                 108
35. Severability                                                 109
36. Counterparts                                                 109
37. Language                                                     109




EXHIBITS
Exhibit A
Part I - The Underwriters and Commitments                               111
Part II - The Swingline Banks                                           112
Part III - The Issuing Banks                                            112
Part IV - The Tender Panel Members                                      113
Exhibit B                                                               114
Part II - Other Subsidiaries                                            114
Exhibit C
Calculation of Additional Cost                                          118
Exhibit D
Form of Underwritten Advance Request                                    120
Exhibit E
 Form of Uncommitted Advance Request                                    122
Exhibit F
Form of Uncommitted Bankers' Acceptance Request                         124
Exhibit G
Form of Swingline Advance Request                                       125
Exhibit H
Part I - Form of Letter of Credit Request                               126
Part II - Form of Letter of Creidt (Amendment) Request                  128
Exhibit I
Form of Bill                                                            130
Exhibit J
Form of Substitution Certificate                                        131
Exhibit K
Form of Undertaking of New Tender Panel Member                          135
Exhibit L
Part I - Form of Letter of Accession for Additional Borrowers           137
Exhibit L
Part II Form of Letter of Accession for (Replacement) Borrowers' Agent  139
Exhibit M
Form of Legal Opinion of U.S. Counsel to Comdisco, Inc.                 141
Exhibit N
Form of Legal Opinion of Allen & Overy                                  143
Exhibit O
Timetables                                                              146
Exhibit P
Compliance Certificate                                                  150
Exhibit Q
Part I - ECP Notes                                                      160
Part II - U.S. CP Notes                                                 188
Exhibit R
Form of Clause 15.4(d)(i) Letter                                        213
Signatories                                                             214
